                                                               EXHIBIT (h)(1)(i)

                             AMENDMENT NUMBER THREE

                                     TO THE

                            FUND ACCOUNTING AGREEMENT


         THIS AMENDMENT NUMBER THREE, dated February 4, 1999, to the Fund Accounting Agreement dated May 31, 1997 (the "Agreement") by and between the parties set forth in Schedule A, attached hereto and incorporated by reference and Van Kampen Investment Advisory Corp., a Delaware corporation ("Advisory Corp.").

                               W I T N E S S E T H

         WHEREAS, the following parties, each being an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become party to the Agreement:


         ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP.
         ("ADVISORY CORP."):

         Van Kampen Equity Trust
         on behalf of its Series
                  Van Kampen Small Cap Value Fund ("Small Cap Value Fund")

         Van Kampen Trust
         on behalf of its Series
                  Van Kampen Managed Short Term Income Fund ("Managed Short Term Income Fund")

         WHEREAS, the original parties desire to add the aforementioned additional entities as parties to the Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule A of the Agreement be amended to add the parties mentioned above as parties to the Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.



ALL OF THE PARTIES SET FORTH IN SCHEDULE A



By: /s/ Dennis J. McDonnell
   ----------------------------------------------------
         Dennis J. McDonnell, President




VAN KAMPEN INVESTMENT ADVISORY CORP.



By: /s/ Dennis J. McDonnell
   ----------------------------------------------------
         Dennis J. McDonnell, President

                                   SCHEDULE A

I. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

CLOSED END FUNDS

Van Kampen Municipal Income Trust
Van Kampen California Municipal Trust
Van Kampen High Income Trust
Van Kampen High Income Trust II
Van Kampen Investment Grade Municipal Trust
Van Kampen Municipal Trust
Van Kampen California Quality Municipal Trust
Van Kampen Florida Quality Municipal Trust
Van Kampen New York Quality Municipal Trust
Van Kampen Ohio Quality Municipal Trust
Van Kampen Pennsylvania Quality Municipal Trust
Van Kampen Trust For Insured Municipals
Van Kampen Trust For Investment Grade Municipals
Van Kampen Trust For Investment Grade California Municipals Van Kampen Trust For Investment Grade Florida Municipals
Van Kampen Trust For Investment Grade New Jersey Municipals Van Kampen Trust For Investment Grade New York Municipals
Van Kampen Trust For Investment Grade Pennsylvania Municipals Van Kampen Municipal Opportunity Trust
Van Kampen Advantage Municipal Income Trust
Van Kampen Advantage Pennsylvania Municipal Income Trust
Van Kampen Strategic Sector Municipal Trust
Van Kampen Value Municipal Income Trust
Van Kampen California Value Municipal Income Trust
Van Kampen Massachusetts Value Municipal Income Trust
Van Kampen New Jersey Value Municipal Income Trust
Van Kampen New York Value Municipal Income Trust
Van Kampen Ohio Value Municipal Income Trust
Van Kampen Pennsylvania Value Municipal Income Trust
Van Kampen Municipal Opportunity Trust II
Van Kampen Florida Municipal Opportunity Trust
Van Kampen Advantage Municipal Income Trust II
Van Kampen Select Sector Municipal Trust

INSTITUTIONAL FUNDS

II. FUNDS ADVISED BY VAN KAMPEN MANAGEMENT INC. ("MANAGEMENT INC.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

The Explorer Institutional Trust
   on behalf of its series
Explorer Institutional Active Core Fund
Explorer Institutional Limited Duration Fund

OPEN END FUNDS

III. FUNDS ADVISED BY VAN KAMPEN ASSET MANAGEMENT INC. ("ASSET MANAGEMENT INC.") (COLLECTIVELY, THE "FORMER AMERICAN CAPITAL FUNDS"):

Van Kampen Comstock Fund ("Comstock Fund")
Van Kampen Corporate Bond Fund ("Corporate Bond Fund")
Van Kampen Emerging Growth Fund ("Emerging Growth Fund")
Van Kampen Enterprise Fund ("Enterprise Fund")
Van Kampen Equity Income Fund ("Equity Income Fund")
Van Kampen Global Managed Assets Fund ("Global Managed Assets Funds")
Van Kampen Government Securities Fund ("Government Securities Fund")
Van Kampen Government Target Fund ("Government Target Fund")
Van Kampen Growth and Income Fund ("Growth and Income Fund")
Van Kampen Harbor Fund ("Harbor Fund")
Van Kampen High Income Corporate Bond Fund ("High Income Corporate Bond Fund")

Van Kampen Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
   Enterprise Portfolio ("LIT Enterprise Portfolio")
   Domestic Income Portfolio ("LIT Domestic Income Portfolio")
   Emerging Growth Portfolio  ("LIT Emerging Growth Portfolio")
   Government Portfolio ("LIT Government Portfolio")
   Asset Allocation Portfolio ("LIT Asset Allocation Portfolio")
   Money Market Portfolio ("LIT Money Market Portfolio")
   Morgan Stanley Real Estate Securities Portfolio ("LIT Morgan Stanley Real Estate Securities Portfolio")
   Growth and Income Portfolio ("LIT Growth and Income Portfolio")
   Strategic Stock Portfolio ("LIT Strategic Stock Portfolio")
   Comstock Portfolio ("LIT Comstock Portfolio")

Van Kampen Limited Maturity Government Fund ("Limited Maturity Government Fund") Van Kampen Pace Fund ("Pace Fund")
Van Kampen Real Estate Securities Fund ("Real Estate Securities Fund")
Van Kampen Reserve Fund ("Reserve Fund")
Van Kampen Small Capitalization Fund ("Small Capitalization Fund")

Van Kampen Tax-Exempt Trust ("Tax-Exempt Trust") on behalf of its Series
   Van Kampen High Yield Municipal Fund ("High Yield Municipal Fund")

Van Kampen U.S. Government Trust for Income ("U.S. Government Trust for Income")

IV. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

Van Kampen U.S. Government Trust ("U.S. Government Trust")
   on behalf of its series
Van Kampen U.S. Government Fund ("U.S. Government Fund")

Van Kampen Tax Free Trust ("Tax Free Trust")
   on behalf of its series
Van Kampen Insured Tax Free Income Fund ("Insured Tax Free Income Fund")
Van Kampen Tax Free High Income Fund ("Tax Free High Income Fund")
Van Kampen California Insured Tax Free Fund ("California Insured Tax Free Fund") Van Kampen Municipal Income Fund ("Municipal Income Fund")
Van Kampen Intermediate Term Municipal Income Fund (Intermediate Term Municipal Income Fund")
Van Kampen Florida Insured Tax Free Income Fund ("Florida Insured Tax Free Income Fund")
Van Kampen New York Tax Free Income Fund ("New York Tax Free Income Fund")
Van Kampen California Tax Free Income Fund ("California Tax Free Income Fund") Van Kampen Michigan Tax Free Income Fund ("Michigan Tax Free Income Fund")
Van Kampen Missouri Tax Free Income Fund ("Missouri Tax Free Income Fund")
Van Kampen Ohio Tax Free Income Fund ("Ohio Tax Free Income Fund")

Van Kampen Trust ("VK Trust")
   on behalf of its series
Van Kampen High Yield Fund ("High Yield Fund")
Van Kampen Short-Term Global Income Fund ("Short-Term Global Income Fund") Van Kampen Strategic Income Fund ("Strategic Income Fund")
Van Kampen Managed Short Term Income Fund ("Managed Short Term Income Fund")

Van Kampen Equity Trust ("Equity Trust")
   on behalf of its series
Van Kampen Utility Fund ("Utility Fund")
Van Kampen Growth Fund ("Growth Fund")
Van Kampen Mid Cap Value Fund ("Mid Cap Value Fund")
Van Kampen Great American Companies Fund ("Great American Companies Fund") Van Kampen Prospector Fund ("Prospector Fund")
Van Kampen Aggressive Growth Fund ("Aggressive Growth Fund")
Van Kampen Small Cap Value Fund ("Small Cap Value Fund")

Van Kampen Pennsylvania Tax Free Income Fund ("Pennsylvania Tax Free Income
Fund")

Van Kampen Tax Free Money Fund ("Tax Free Money Fund")

                              AMENDMENT NUMBER FIVE

                                     TO THE

                            FUND ACCOUNTING AGREEMENT


         THIS AMENDMENT NUMBER FIVE, dated January 28, 2000, to the Fund Accounting Agreement dated May 31, 1997 (the "Agreement") by and between the parties set forth in Schedule A, attached hereto and incorporated by reference and Van Kampen Investment Advisory Corp., a Delaware corporation ("Advisory Corp.").

                               W I T N E S S E T H

         WHEREAS, the following parties, each being an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become party to the Agreement:

         Van Kampen Equity Trust ("Equity Trust")
             on behalf of its series
              Van Kampen Small Company Growth Fund ("Small Company Growth Fund") Van Kampen Select Growth Fund ("Select Growth Fund")
              Van Kampen Small Cap Growth Fund ("Small Cap Growth Fund")

         Van Kampen Equity Trust II ("Equity Trust II")
             on behalf of its Series
              Van Kampen Tax Managed Equity Growth Fund

         WHEREAS, the original parties desire to add the aforementioned additional entities as parties to the Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule A of the Agreement be amended to add the parties mentioned above as parties to the Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.



ALL OF THE PARTIES SET FORTH IN SCHEDULE A



By: /s/ John L. Sullivan
    -------------------------------------------
         John L. Sullivan
         Treasurer, Vice President
         and Chief Financial Officer


VAN KAMPEN INVESTMENT ADVISORY CORP.



By: /s/ Dennis J. McDonnell
    -------------------------------------------
         Dennis J. McDonnell
         President

                                   SCHEDULE A


I. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

CLOSED END FUNDS

Van Kampen Municipal Income Trust
Van Kampen California Municipal Trust
Van Kampen High Income Trust
Van Kampen High Income Trust II
Van Kampen Investment Grade Municipal Trust
Van Kampen Municipal Trust
Van Kampen California Quality Municipal Trust
Van Kampen Florida Quality Municipal Trust
Van Kampen New York Quality Municipal Trust
Van Kampen Ohio Quality Municipal Trust
Van Kampen Pennsylvania Quality Municipal Trust
Van Kampen Trust For Insured Municipals
Van Kampen Trust For Investment Grade Municipals
Van Kampen Trust For Investment Grade California Municipals Van Kampen Trust For Investment Grade Florida Municipals
Van Kampen Trust For Investment Grade New Jersey Municipals Van Kampen Trust For Investment Grade New York Municipals
Van Kampen Trust For Investment Grade Pennsylvania Municipals Van Kampen Municipal Opportunity Trust
Van Kampen Advantage Municipal Income Trust
Van Kampen Advantage Pennsylvania Municipal Income Trust
Van Kampen Strategic Sector Municipal Trust
Van Kampen Value Municipal Income Trust
Van Kampen California Value Municipal Income Trust
Van Kampen Massachusetts Value Municipal Income Trust
Van Kampen New Jersey Value Municipal Income Trust
Van Kampen New York Value Municipal Income Trust
Van Kampen Ohio Value Municipal Income Trust
Van Kampen Pennsylvania Value Municipal Income Trust
Van Kampen Municipal Opportunity Trust II
Van Kampen Florida Municipal Opportunity Trust
Van Kampen Advantage Municipal Income Trust II
Van Kampen Select Sector Municipal Trust

INSTITUTIONAL FUNDS

II. FUNDS ADVISED BY VAN KAMPEN MANAGEMENT INC. ("MANAGEMENT INC.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

The Explorer Institutional Trust
   on behalf of its series
Explorer Institutional Active Core Fund
Explorer Institutional Limited Duration Fund

OPEN END FUNDS

III. FUNDS ADVISED BY VAN KAMPEN ASSET MANAGEMENT INC.
(COLLECTIVELY, THE "ASSET MANAGEMENT FUNDS")

Van Kampen Comstock Fund ("Comstock Fund")
Van Kampen Corporate Bond Fund ("Corporate Bond Fund")
Van Kampen Emerging Growth Fund ("Emerging Growth Fund")
Van Kampen Enterprise Fund ("Enterprise Fund")
Van Kampen Equity Income Fund ("Equity Income Fund")
Van Kampen Global Managed Assets Fund ("Global Managed Assets Funds")
Van Kampen Government Securities Fund ("Government Securities Fund")
Van Kampen Government Target Fund ("Government Target Fund")
Van Kampen Growth and Income Fund ("Growth and Income Fund")
Van Kampen Harbor Fund ("Harbor Fund")
Van Kampen High Income Corporate Bond Fund ("High Income Corporate Bond Fund")

Van Kampen Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
   Enterprise Portfolio ("LIT Enterprise Portfolio")
   Domestic Income Portfolio ("LIT Domestic Income Portfolio")
   Emerging Growth Portfolio  ("LIT Emerging Growth Portfolio")
   Government Portfolio ("LIT Government Portfolio")
   Asset Allocation Portfolio ("LIT Asset Allocation Portfolio")
   Money Market Portfolio ("LIT Money Market Portfolio")
   Morgan Stanley Real Estate Securities Portfolio ("LIT Morgan Stanley Real Estate Securities Portfolio")
   Growth and Income Portfolio ("LIT Growth and Income Portfolio")
   Strategic Stock Portfolio ("LIT Strategic Stock Portfolio")
   Comstock Portfolio ("LIT Comstock Portfolio")

Van Kampen Limited Maturity Government Fund ("Limited Maturity Government Fund") Van Kampen Pace Fund ("Pace Fund")
Van Kampen Real Estate Securities Fund ("Real Estate Securities Fund")
Van Kampen Reserve Fund ("Reserve Fund")

Van Kampen Tax-Exempt Trust ("Tax-Exempt Trust") on behalf of its Series
   Van Kampen High Yield Municipal Fund ("High Yield Municipal Fund")

Van Kampen Equity Trust II ("Equity Trust II") on behalf of its Series
   Van Kampen Technology Fund

Van Kampen U.S. Government Trust for Income ("U.S. Government Trust for Income")

IV. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP.
(COLLECTIVELY, THE "INVESTMENT ADVISORY CORP. FUNDS")

Van Kampen U.S. Government Trust ("U.S. Government Trust")
   on behalf of its series
Van Kampen U.S. Government Fund ("U.S. Government Fund")

Van Kampen Tax Free Trust ("Tax Free Trust")
   on behalf of its series
Van Kampen Insured Tax Free Income Fund ("Insured Tax Free Income Fund")
Van Kampen Tax Free High Income Fund ("Tax Free High Income Fund")
Van Kampen California Insured Tax Free Fund ("California Insured Tax Free Fund") Van Kampen Municipal Income Fund ("Municipal Income Fund")
Van Kampen Intermediate Term Municipal Income Fund (Intermediate Term Municipal Income Fund")
Van Kampen Florida Insured Tax Free Income Fund ("Florida Insured Tax Free Income Fund")
Van Kampen New York Tax Free Income Fund ("New York Tax Free Income Fund")
Van Kampen California Municipal Income Fund ("California Municipal Income Fund") Van Kampen Michigan Tax Free Income Fund ("Michigan Tax Free Income Fund")
Van Kampen Missouri Tax Free Income Fund ("Missouri Tax Free Income Fund")
Van Kampen Ohio Tax Free Income Fund ("Ohio Tax Free Income Fund")

Van Kampen Trust ("VK Trust")
   on behalf of its series
Van Kampen High Yield Fund ("High Yield Fund")
Van Kampen Strategic Income Fund ("Strategic Income Fund")
Van Kampen Managed Short Term Income Fun d ("Managed Short Term Income Fund")

Van Kampen Equity Trust ("Equity Trust")
   on behalf of its series
Van Kampen Utility Fund ("Utility Fund")
Van Kampen Growth Fund ("Growth Fund")
Van Kampen Mid Cap Value Fund ("Mid Cap Value Fund")
Van Kampen Great American Companies Fund ("Great American Companies Fund") Van Kampen Prospector Fund ("Prospector Fund")
Van Kampen Aggressive Growth Fund ("Aggressive Growth Fund")
Van Kampen Small Cap Value Fund ("Small Cap Value Fund")
Van Kampen Small Company Growth Fund ("Small Company Growth Fund")
Van Kampen Select Growth Fund ("Select Growth Fund")
Van Kampen Small Cap Growth Fund ("Small Cap Growth Fund")

Van Kampen Equity Trust II ("Equity Trust II")
   on behalf of its Series
Van Kampen Tax Managed Equity Growth Fund

Van Kampen Pennsylvania Tax Free Income Fund ("Pennsylvania Tax Free Income
Fund")

Van Kampen Tax Free Money Fund ("Tax Free Money Fund")

                              AMENDMENT NUMBER SIX

                                     TO THE

                            FUND ACCOUNTING AGREEMENT

         THIS AMENDMENT NUMBER SIX, dated May 31, 2000, to the Fund Accounting Agreement dated May 31, 1997 (the "Agreement") by and between the parties set forth in Schedule A, attached hereto and incorporated by reference and Van Kampen Investment Advisory Corp., a Delaware corporation ("Advisory Corp.").

                               W I T N E S S E T H


         WHEREAS, the Funds wish to amend the current Fund Accounting Agreement in accordance with the terms set forth by the Boards of Trustees/Directors of the Van Kampen Open End Funds at a Meeting held on April 17, 2000 and the Boards of Trustees of the Van Kampen Closed End Funds at a Meeting held on May 30, 2000;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that the Agreement be amended to add Section 13 and renumber the remaining Sections of the Agreement as follows:

         13. Delegation of Accounting Services. Advisory Corp. may delegate the provision of all or a portion of the Advisory Services contemplated herein to such other parties as may be approved by the Board of each Fund. In the event of any such delegation, the Funds shall reimburse Advisory Corp. for expense related to those Accounting Services provided by Advisory Corp., and shall pay such sub-accounting agents such compensation as may be agreed from time to time by the Funds and the sub-accounting agent. In the event of such delegation, Advisory Corp. shall oversee the activities of such sub-accounting agent on behalf of the Funds.

         14. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other parties, it is agreed that for this purpose the address of each Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181,
         Attention: President and that of Advisory Corp. for this purpose is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attention: President.

         15. Personal Liability. As provided for in the Agreement and Declaration of Trust of the various Funds, under which the Funds are organized as unincorporated trusts, the shareholders, trustees, officers, employees and other agents of the Fund shall not personally be found by or liable for the matters set forth hereto, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

         16. Interpretative Provisions. In connection with the operation of this Agreement, Advisory Corp. and the Funds may agree from time to time on such provisions interpretative of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement.

         17. State Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Illinois.

         18. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.


         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.



ALL OF THE PARTIES SET FORTH IN SCHEDULE A



By: /s/ A. Thomas Smith III
    --------------------------------------
         A. Thomas Smith III
         Vice President and Secretary



VAN KAMPEN INVESTMENT ADVISORY CORP.



By: /s/ John L. Sullivan
    --------------------------------------
         John L. Sullivan
         Senior Vice President

                                   SCHEDULE A

I. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "INVESTMENT ADVISORY CORP. FUNDS")

        CLOSED END FUNDS
        Van Kampen Municipal Income Trust
        Van Kampen California Municipal Trust
        Van Kampen High Income Trust
        Van Kampen High Income Trust II
        Van Kampen Investment Grade Municipal Trust
        Van Kampen Municipal Trust
        Van Kampen California Quality Municipal Trust
        Van Kampen Florida Quality Municipal Trust
        Van Kampen New York Quality Municipal Trust
        Van Kampen Ohio Quality Municipal Trust
        Van Kampen Pennsylvania Quality Municipal Trust
        Van Kampen Trust For Insured Municipals
        Van Kampen Trust For Investment Grade Municipals
        Van Kampen Trust For Investment Grade California Municipals Van Kampen Trust For Investment Grade Florida Municipals
        Van Kampen Trust For Investment Grade New Jersey Municipals Van Kampen Trust For Investment Grade New York Municipals
        Van Kampen Trust For Investment Grade Pennsylvania Municipals Van Kampen Municipal Opportunity Trust
        Van Kampen Advantage Municipal Income Trust
        Van Kampen Advantage Pennsylvania Municipal Income Trust
        Van Kampen Strategic Sector Municipal Trust
        Van Kampen Value Municipal Income Trust
        Van Kampen California Value Municipal Income Trust
        Van Kampen Massachusetts Value Municipal Income Trust
        Van Kampen New Jersey Value Municipal Income Trust
        Van Kampen New York Value Municipal Income Trust
        Van Kampen Ohio Value Municipal Income Trust
        Van Kampen Pennsylvania Value Municipal Income Trust
        Van Kampen Municipal Opportunity Trust II
        Van Kampen Florida Municipal Opportunity Trust
        Van Kampen Advantage Municipal Income Trust II
        Van Kampen Select Sector Municipal Trust

        OPEN END FUNDS
        Van Kampen U.S. Government Trust ("U.S. Government Trust") on behalf of its series
           Van Kampen U.S. Government Fund ("U.S. Government Fund")

        Van Kampen Tax Free Trust ("Tax Free Trust") on behalf of its series
           Van Kampen Insured Tax Free Income Fund ("Insured Tax Free Income Fund")
           Van Kampen Tax Free High Income Fund ("Tax Free High Income Fund") Van Kampen California Insured Tax Free Fund ("California Insured Tax Free Fund")
           Van Kampen Municipal Income Fund ("Municipal Income Fund")
           Van Kampen Intermediate Term Municipal Income Fund (Intermediate Term Municipal Income Fund")
           Van Kampen Florida Insured Tax Free Income Fund ("Florida Insured Tax Free Income Fund")
           Van Kampen New York Tax Free Income Fund ("New York Tax Free Income Fund")
           Van Kampen California Municipal Income Fund ("California Municipal Income Fund")

           Van Kampen Michigan Tax Free Income Fund ("Michigan Tax Free Income Fund")
           Van Kampen Missouri Tax Free Income Fund ("Missouri Tax Free Income Fund")
           Van Kampen Ohio Tax Free Income Fund ("Ohio Tax Free Income Fund")

        Van Kampen Trust ("VK Trust")
        on behalf of its series
           Van Kampen High Yield Fund ("High Yield Fund")
           Van Kampen Strategic Income Fund ("Strategic Income Fund")
           Van Kampen Managed Short Term Income Fund ("Managed Short Term Income Fund")

        Van Kampen Equity Trust ("Equity Trust") on behalf of its series
           Van Kampen Utility Fund ("Utility Fund")
           Van Kampen Growth Fund ("Growth Fund")
           Van Kampen Aggressive Growth Fund ("Aggressive Growth Fund")
           Van Kampen Small Cap Value Fund ("Small Cap Value Fund")
           Van Kampen Small Company Growth Fund ("Small Company Growth Fund") Van Kampen Select Growth Fund ("Select Growth Fund")
           Van Kampen Small Cap Growth Fund ("Small Cap Growth Fund")

        Van Kampen Equity Trust II ("Equity Trust II") on behalf of its Series
           Van Kampen Tax Managed Equity Growth Fund

        Van Kampen Pennsylvania Tax Free Income Fund ("Pennsylvania Tax Free Income Fund")

        Van Kampen Tax Free Money Fund ("Tax Free Money Fund")

II.     FUNDS ADVISED BY VAN KAMPEN ASSET MANAGEMENT INC.
        (COLLECTIVELY, THE "ASSET MANAGEMENT FUNDS")

        Van Kampen Comstock Fund ("Comstock Fund")
        Van Kampen Corporate Bond Fund ("Corporate Bond Fund")
        Van Kampen Emerging Growth Fund ("Emerging Growth Fund")
        Van Kampen Enterprise Fund ("Enterprise Fund")
        Van Kampen Equity Income Fund ("Equity Income Fund")
        Van Kampen Global Managed Assets Fund ("Global Managed Assets Funds") Van Kampen Government Securities Fund ("Government Securities Fund") Van Kampen Growth and Income Fund ("Growth and Income Fund")
        Van Kampen Harbor Fund ("Harbor Fund")
        Van Kampen High Income Corporate Bond Fund ("High Income Corporate Bond Fund")

        Van Kampen Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
           Enterprise Portfolio ("LIT Enterprise Portfolio")
           Domestic Income Portfolio ("LIT Domestic Income Portfolio")
           Emerging Growth Portfolio ("LIT Emerging Growth Portfolio")
           Global Equity Portfolio ("LIT Global Equity Portfolio")
           Government Portfolio ("LIT Government Portfolio")
           Asset Allocation Portfolio ("LIT Asset Allocation Portfolio")
           Money Market Portfolio ("LIT Money Market Portfolio")
           Morgan Stanley Real Estate Securities Portfolio ("LIT Morgan Stanley Real Estate Securities Portfolio")
           Growth and Income Portfolio ("LIT Growth and Income Portfolio") Strategic Stock Portfolio ("LIT Strategic Stock Portfolio")
           Comstock Portfolio ("LIT Comstock Portfolio")

        Van Kampen Limited Maturity Government Fund ("Limited Maturity Government Fund")
        Van Kampen Pace Fund ("Pace Fund")
        Van Kampen Real Estate Securities Fund ("Real Estate Securities Fund") Van Kampen Reserve Fund ("Reserve Fund")

        Van Kampen Tax-Exempt Trust ("Tax-Exempt Trust") on behalf of its Series
           Van Kampen High Yield Municipal Fund ("High Yield Municipal Fund")

        Van Kampen Equity Trust II ("Equity Trust II") on behalf of its Series
           Van Kampen Technology Fund

        Van Kampen U.S. Government Trust for Income ("U.S. Government Trust for Income")

                             AMENDMENT NUMBER EIGHT

                                     TO THE

                            FUND ACCOUNTING AGREEMENT


         THIS AMENDMENT NUMBER EIGHT, dated February 22, 2001, to the Fund Accounting Agreement dated May 31, 1997 (the "Agreement") by and between the parties set forth in Schedule A, attached hereto and incorporated by reference and Van Kampen Investment Advisory Corp., a Delaware corporation ("Advisory Corp.").

                               W I T N E S S E T H

         WHEREAS, the following party, being an open-end management investment company as that term is defined in the Investment Company Act of 1940, as amended, wishes to become a party to the Agreement:

         Van Kampen Equity Trust
             on behalf of its series
              Van Kampen Value Opportunities Fund


         WHEREAS, the original parties desire to add the aforementioned additional entity as a party to the Agreement;

         NOW, THEREFORE, in consideration of the promises and mutual covenants spelled out in the Agreement and herein, it is hereby agreed that Schedule A of the Agreement be amended to add the party mentioned above as party to the Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.



ALL OF THE PARTIES SET FORTH IN SCHEDULE A



By: /s/ John L. Sullivan
    -------------------------------------------------------------
         John L. Sullivan
         Vice President, Chief Financial Officer and Treasurer




VAN KAMPEN INVESTMENT ADVISORY CORP.



By: /s/ Stephen L. Boyd
    -------------------------------------------------------------
         Stephen L. Boyd
         President, Managing Director and Chief Operating Officer

                                   SCHEDULE A


CLOSED END FUNDS

I. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

Van Kampen Municipal Income Trust
Van Kampen California Municipal Trust
Van Kampen High Income Trust
Van Kampen High Income Trust II
Van Kampen Investment Grade Municipal Trust
Van Kampen Municipal Trust
Van Kampen California Quality Municipal Trust
Van Kampen Florida Quality Municipal Trust
Van Kampen New York Quality Municipal Trust
Van Kampen Ohio Quality Municipal Trust
Van Kampen Pennsylvania Quality Municipal Trust
Van Kampen Trust For Insured Municipals
Van Kampen Trust For Investment Grade Municipals
Van Kampen Trust For Investment Grade California Municipals Van Kampen Trust For Investment Grade Florida Municipals
Van Kampen Trust For Investment Grade New Jersey Municipals Van Kampen Trust For Investment Grade New York Municipals
Van Kampen Trust For Investment Grade Pennsylvania Municipals Van Kampen Municipal Opportunity Trust
Van Kampen Advantage Municipal Income Trust
Van Kampen Advantage Pennsylvania Municipal Income Trust
Van Kampen Strategic Sector Municipal Trust
Van Kampen Value Municipal Income Trust
Van Kampen California Value Municipal Income Trust
Van Kampen Massachusetts Value Municipal Income Trust
Van Kampen New Jersey Value Municipal Income Trust
Van Kampen New York Value Municipal Income Trust
Van Kampen Ohio Value Municipal Income Trust
Van Kampen Pennsylvania Value Municipal Income Trust
Van Kampen Municipal Opportunity Trust II
Van Kampen Florida Municipal Opportunity Trust
Van Kampen Advantage Municipal Income Trust II
Van Kampen Select Sector Municipal Trust

OPEN END FUNDS

II. FUNDS ADVISED BY VAN KAMPEN ASSET MANAGEMENT INC.
(COLLECTIVELY, THE "ASSET MANAGEMENT FUNDS")

Van Kampen Comstock Fund ("Comstock Fund")
Van Kampen Corporate Bond Fund ("Corporate Bond Fund")
Van Kampen Emerging Growth Fund ("Emerging Growth Fund")
Van Kampen Enterprise Fund ("Enterprise Fund")
Van Kampen Equity Income Fund ("Equity Income Fund")
Van Kampen Government Securities Fund ("Government Securities Fund")
Van Kampen Growth and Income Fund ("Growth and Income Fund")
Van Kampen Harbor Fund ("Harbor Fund")
Van Kampen High Income Corporate Bond Fund ("High Income Corporate Bond Fund")

Van Kampen Life Investment Trust ("Life Investment Trust" or "LIT") on behalf of its Series
     Aggressive Growth Portfolio ("LIT Aggressive Growth Portfolio") Asset Allocation Portfolio ("LIT Asset Allocation Portfolio") Comstock Portfolio ("LIT Comstock Portfolio")
     Domestic Income Portfolio ("LIT Domestic Income Portfolio") Emerging Growth Portfolio ("LIT Emerging Growth Portfolio") Enterprise Portfolio ("LIT Enterprise Portfolio")
     Global Equity Portfolio ("LIT Global Equity Portfolio") Government Portfolio ("LIT Government Portfolio")
     Growth and Income Portfolio ("LIT Growth and Income Portfolio") Money Market Portfolio ("LIT Money Market Portfolio")
     Select Growth Portfolio ("LIT Select Growth Portfolio") Strategic Stock Portfolio ("LIT Strategic Stock Portfolio") Technology Portfolio ("LIT Technology Portfolio")

Van Kampen Limited Maturity Government Fund ("Limited Maturity Government Fund") Van Kampen Pace Fund ("Pace Fund")
Van Kampen Real Estate Securities Fund ("Real Estate Securities Fund")
Van Kampen Reserve Fund ("Reserve Fund")

Van Kampen Tax-Exempt Trust ("Tax-Exempt Trust") on behalf of its Series
     Van Kampen High Yield Municipal Fund ("High Yield Municipal Fund")

Van Kampen Equity Trust II ("Equity Trust II") on behalf of its Series
     Van Kampen Technology Fund

Van Kampen U.S. Government Trust for Income ("U.S. Government Trust for Income")

Van Kampen Equity Trust ("Equity Trust") on behalf of its series
       Van Kampen Value Opportunities Fund ("Value Opportunities Fund")

III. FUNDS ADVISED BY VAN KAMPEN INVESTMENT ADVISORY CORP.
(COLLECTIVELY, THE "INVESTMENT ADVISORY CORP. FUNDS")

Van Kampen U.S. Government Trust ("U.S. Government Trust")
     on behalf of its series
Van Kampen U.S. Government Fund ("U.S. Government Fund")

Van Kampen Tax Free Trust ("Tax Free Trust")
     on behalf of its series
Van Kampen Insured Tax Free Income Fund ("Insured Tax Free Income Fund")
Van Kampen Tax Free High Income Fund ("Tax Free High Income Fund")
Van Kampen California Insured Tax Free Fund ("California Insured Tax Free Fund") Van Kampen Municipal Income Fund ("Municipal Income Fund")
Van Kampen Intermediate Term Municipal Income Fund (Intermediate Term Municipal Income Fund")
Van Kampen Florida Insured Tax Free Income Fund ("Florida Insured Tax Free Income Fund")
Van Kampen New York Tax Free Income Fund ("New York Tax Free Income Fund")
Van Kampen California Municipal Income Fund ("California Municipal Income Fund") Van Kampen Michigan Tax Free Income Fund ("Michigan Tax Free Income Fund")
Van Kampen Missouri Tax Free Income Fund ("Missouri Tax Free Income Fund")
Van Kampen Ohio Tax Free Income Fund ("Ohio Tax Free Income Fund")

Van Kampen Trust ("VK Trust")
    on behalf of its series
Van Kampen High Yield Fund ("High Yield Fund")
Van Kampen Managed Short Term Income Fund ("Managed Short Term Income Fund")

Van Kampen Equity Trust ("Equity Trust")
    on behalf of its series
Van Kampen Utility Fund ("Utility Fund")
Van Kampen Growth Fund ("Growth Fund")
Van Kampen Aggressive Growth Fund ("Aggressive Growth Fund")
Van Kampen Small Cap Value Fund ("Small Cap Value Fund")
Van Kampen Small Company Growth Fund ("Small Company Growth Fund") Van Kampen Select Growth Fund ("Select Growth Fund")
Van Kampen Small Cap Growth Fund ("Small Cap Growth Fund")

Van Kampen Equity Trust II ("Equity Trust II")
    on behalf of its Series
Van Kampen Tax Managed Equity Growth Fund

Van Kampen Pennsylvania Tax Free Income Fund ("Pennsylvania Tax Free Income
Fund")

Van Kampen Tax Free Money Fund ("Tax Free Money Fund")